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                                                                   Exhibit 99(p)

                              SUBSCRIPTION DOCUMENT

                      HATTERAS MULTI-STRATEGY FUND II, L.P.

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                               NOTICE TO INVESTORS

Please note the following:

      1. Your Subscription Agreement and your entity's Formation Documents must be received by the Investment Manager FIVE business days before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt.

      2. All wired amounts and checks must be received by the Investment Manager THREE business days before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt.

Please direct all mail to:
            Hatteras Investment Partners LLC
            8816 Six Forks Road, Suite 107
            Raleigh, North Carolina  27615

Wired Instructions:
            Bank Name:  ________________________________
            ABA#:       ________________________________
            A/C:        ________________________________
            A/C#:       ________________________________
            FBO:        ________________________________

Please direct any questions you may have to Mike Fields at (919) 846-2324

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                              INVESTMENT PROCEDURES

      This Subscription Document requests information from a prospective investor (the "Investor") in Hatteras Multi-Strategy Fund II, L.P. ("the Fund").

PROSPECTIVE INVESTORS SHOULD COMPLETE THE FOLLOWING STEPS:

      (1) PLEASE READ AND COMPLETE the applicable pages of this Subscription Document, two Signature Pages (pages 25 and 26), and Exhibit A (if applicable).

      (2) PAYMENT After you have completed and signed all required pages, you should send the subscription funds in one of two ways:

            (a) Wire Transfer: Via wire transfer to the account of Hatteras Investment Partners LLC (the "Investment Manager") with the following wire instructions:

            Bank Name:  ________________________________
            ABA#:       ________________________________
            A/C:        ________________________________
            A/C#:       ________________________________
            FBO:        ________________________________

            (b) Check: By check made payable to: Hatteras Multi-Strategy Fund II, L.P. in the aggregate amount of your subscription.

            Please note that wired amounts and checks must be received by the Investment Manager THREE business days before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt.

      (3)   PLEASE RETURN:

            (a) SUBSCRIPTION DOCUMENT via overnight courier to Hatteras Investment Partners LLC, 8816 Six Forks Road, Suite 107, Raleigh, North Carolina 27615 as soon as possible to reserve Interests in the Fund, and direct any questions to Mike Fields at (919) 846-2324.

            (b) FORMATION DOCUMENTS. Each entity MUST provide its formation documents including any and all amendments or resolutions which:

                  (i)   permit it to make an investment in the Fund;

                  (ii) evidence the authority of person(s) signing the Subscription Document to do so;

                  (iii) show the date of formation;

                  (iv)  show the purpose of the entity.

                  SUBSCRIPTIONS BY ENTITIES WILL NOT BE PROCESSED WITHOUT RECEIPT OF APPROPRIATE FORMATION DOCUMENTS. THE FORMATION DOCUMENTS WHICH MUST BE SUBMITTED WITH THIS SUBSCRIPTION DOCUMENT ARE AS FOLLOWS:

                  CORPORATIONS -   (a) a copy of the Articles of Incorporation,
                                       including the filing date;

                                   (b) a corporate resolution. (sample herein);

                  PARTNERSHIPS - a copy of the partnership agreement;

                  TRUSTS - a copy of the trust agreement;

                  EMPLOYEE BENEFIT PLANS AND KEOGH PLANS - a copy of the employee benefit plan, the trust agreement and/or the investment manager agreement;

                  INDIVIDUAL RETIREMENT ACCOUNTS - no documents required;

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                  FOUNDATIONS/CHARITABLE ORGANIZATIONS/OTHER TAX-EXEMPT ENTITIES
                  - any applicable legal formation documents, and IRS statement of tax-exempt status;

                  OTHER ENTITIES - any applicable legal formation documents.

            Please note that all of the documents listed in Section 3(a) and (b) immediately above must be received by the Investment Manager FIVE business days before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt.

      (4)   PLEASE CAREFULLY READ OUR PRIVACY POLICY ON EXHIBIT B.

Upon approval of the Investor's subscription, an executed Signature Page will be countersigned by the Investment Manager and returned to the Investor. If the subscription is not accepted, the Subscription Amount and all documents will be returned to the Investor.

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                      HATTERAS MULTI-STRATEGY FUND II, L.P.

c/o Hatteras Investment Partners LLC
8816 Six Forks Road, Suite 107
Raleigh, NC  27615

RE:      ISSUANCE OF INTERESTS

Dear Sirs:

      The offer and sale of limited partnership interests (the "Interests") in Hatteras Multi-Strategy Fund II, L.P. ("the Fund"), registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Company Act"), to each investor (the "Investor") are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), but rather are being made privately by the Fund pursuant to the private placement exemption from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D ("Regulation D") promulgated thereunder by the Securities and Exchange Commission (the "SEC") on the basis of the Confidential Memorandum of the Fund (the "Memorandum") as the same may be updated or modified, from time to time, through various placement agents (each, a "Placement Agent").

      The information requested in this Subscription Agreement is needed in order to ensure compliance with the appropriate regulations and to determine (1) whether an investment in the Fund by the Investor is suitable in light of the Investor's financial position, (2) whether the Investor meets certain minimum net worth(1) tests to be deemed an "accredited investor" as defined in Regulation D and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment,
(3) whether the Investor meets the minimum net worth test to be deemed a "qualified client" for purposes of Rule 205-3 promulgated under the Investment Advisers Act of 1940 (the "Advisers Act") by the SEC and has such knowledge and experience in financial matters that it is able to understand the "Performance Allocation" being made by the Fund and their risks.

      The Investor also understands and agrees that, although the Fund will use its best efforts to keep the information provided in the answers to this Subscription Agreement strictly confidential, the Fund may present this Subscription Agreement and the information provided in answers to it to such parties as they deem advisable if called upon to establish the availability under any applicable law of an exemption from registration of the Interests or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Fund, the board of directors of the Fund (the "Board"), the Placement Agent or any of their affiliates, is a party or by which they are or may be bound.

      The Investor acknowledges that this Subscription Agreement does not constitute offers by the Fund to sell the Interests but is merely a request for information.

-------------------
(1) For purposes of this questionnaire, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities. Notwithstanding anything to the contrary herein, for purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

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      The Investor hereby agrees as follows:

I. SUBSCRIPTION FOR INTERESTS

(A) The Investor agrees to become a limited partner of the Fund and in connection therewith subscribes for and agrees to purchase Interests of and to make a capital contribution (a "Capital Contribution") to the Fund on the terms provided for herein, in the Memorandum, and in the limited partnership agreement of the Fund (the "Fund Agreement"). The minimum amount for initial and additional subscriptions is set forth in the Memorandum. Payment in good funds for Interests must be received prior to the closing date. The Investor agrees to, and understands, the terms and conditions upon which the Interests are being offered, including, without limitation, the risk factors referred to in the Memorandum. Prior to the closing date established by the Fund for such subscription (the "Acceptance Date"), the Investor's payment (the "Payment") will be held in escrow by the Fund's escrow agent, subject to the terms and conditions herein. The Investor agrees that the Fund's escrow agent, in its sole discretion, may arrange for the Payment to be invested, together with the payments of other investors, in short-term certificates of deposit; short-term U.S. Government-backed securities or a similar short-term investment account pending the acceptance or rejection of the Investor's subscription. Any interest actually earned on the Payment will be paid to the Fund, whether its subscription for Interests is accepted or rejected.

(B) The Investor understands and agrees that the Fund reserves the right to reject this subscription for Interests for any reason or no reason, in whole or in part and at any time prior to acceptance thereof notwithstanding prior receipt by the Investor of notice of acceptance of the Investor's subscription. In the event of rejection of this subscription, the Payment will be promptly returned to the Investor without deduction along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. Upon acceptance of this subscription by the Fund, the Investor shall be a limited partner of the Fund. The Investor hereby agrees that by its execution of this Subscription Agreement and upon acceptance hereof by the Fund, it shall become a party to the Fund Agreement. The Investor shall sign and date the attached signature pages (the "Signature Pages") and promptly return them to the Investment Manager.

II. REPRESENTATIONS AND COVENANTS OF THE INVESTOR

(A) The Investor will not sell or otherwise transfer the Interests without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its investment for an indefinite period of time (subject to limited rights of withdrawal provided in the Fund Agreement) because, among other reasons, the Interests have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. The Investor understands that the Fund is under no obligation to register the Interests on its behalf or to assist it in complying with any exemption from such registration under the Securities Act. THE INVESTOR ALSO UNDERSTANDS THAT SALES OR TRANSFERS OF THE INTERESTS ARE FURTHER RESTRICTED BY THE PROVISIONS OF THE FUND AGREEMENT. The Investor further understands that the Fund is registered as an investment company under the Company Act as a closed-end, non-diversified management investment company, and, as such, the Fund must comply with the requirements of the Company Act.

(B) The Investor has received, carefully read and understands the Fund Agreement and the Memorandum outlining, among other things, the organization and investment objectives, strategies and policies of, and the risks and expenses of an investment in, the Fund. The Investor's investment in the Interests is consistent with the investment purposes and objectives and cash flow requirements of the Investor and will not adversely affect the Investor's overall need for diversification and liquidity. The Investor acknowledges that it may request a copy of Part II of Form ADV for the Investment Manager, as it may be amended from time to time, from PFPC, Inc. (the "Administrator"). The Investor further acknowledges that in making a decision to subscribe for Interests, the Investor has relied solely upon the Memorandum, the Fund Agreement and independent investigations made by the Investor. The Investor is not relying on the Fund, the Board, or the Placement Agent, or the references in the Memorandum to any legal opinion, with respect to tax and other economic considerations involved in this investment. The Investor acknowledges that it is not subscribing pursuant hereto for Interests as a result of or subsequent to
(i) any advertisement, article, notice or

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other communications published in any newspaper, magazine, or similar media
(including any internet site that is not password protected) or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, subsequent to or pursuant to any of the foregoing.

      The Investor has been provided an opportunity to obtain any additional information concerning the offering, the Fund and all other information to the extent the Fund, the Investment Manager, and/or the Placement Agent possesses such information or can acquire it without unreasonable effort or expense and has been given the opportunity to ask questions of, and receive answers from, the Fund, the Investment Manager, and/or the Placement Agent concerning the terms and conditions of the offering and other matters pertaining to this investment.

(C) The Investor has not reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other person, except to professional advisors to the Investor or as instructed by the Investment Manager and/or the Placement Agent.

(D) The Investor has sufficient knowledge and experience in financial and business matters such that the Investor is capable of evaluating the merits and risks of the Investor's investment in the Interests and has obtained, in the Investor's judgment, sufficient information from the Fund or its authorized representatives to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Fund, is able to bear such risks, and has determined that the Interests are a suitable investment for the Investor.

(E) The Investor is aware of the limited provisions for transferability and withdrawal from the Fund. The Investor has no need for liquidity in this investment, can afford a complete loss of the investment in the Interests and can afford to hold the investment in the Interests for an indefinite period of time.

(F) The Investor is acquiring the Interests subscribed for herein for its own account, for investment purposes only and not with a view to distribute or resell such Interests in whole or in part.

(G) The Investor understands the compensation arrangement between the Fund and the Investment Manager set forth in the Fund Agreement, and understands the Performance Allocation and its risks, which include the following:

            (1) the Performance Allocation may create an incentive for the Investment Manager to cause the Fund to make investments that are riskier or more speculative than would have been made if the Performance Allocation did not exist; and

            (2) the Investment Manager may receive increased compensation since the Performance Allocation will be calculated on a basis which includes unrealized appreciation.

(H) The Investor acknowledges, understands and agrees that the Investment Manager (subject to the policies and control of the Board) has the authority to engage trading advisors ("Advisors") who may allocate transaction costs to obtain research and investment management related services and equipment as set forth in the Memorandum.

(I) The Investor understands that the Investment Manager (subject to the policies and control of the Board) may engage Advisors who open "average price" accounts with brokers. In an "average price" account, purchase and sale orders placed during a trading day on behalf of the Fund and other clients or affiliates of the Advisor and its affiliates are combined, and securities bought and sold pursuant to such orders are allocated among such accounts on an average price basis.

(J) If the Investor is an employee benefit plan (a "Plan"), the fiduciary executing this Subscription Agreement on behalf of the Plan (the "Fiduciary") represents and warrants to the Fund that:

            (1) the Fiduciary has considered the following with respect to the Plan's investment in the Interests and has determined that, in review of such considerations, the purchase of the Interests is consistent with the Fiduciary's responsibilities under ERISA:

                  (a) the role such investment or investment course of action plays in that portion of the Plan's portfolio that the Fiduciary manages;

                  (b) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Fiduciary to further the purposes of the Plan, taking into account both the risk of loss and the opportunity for gain that could result therefrom;

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                  (c) the composition of that portion of the portfolio that the
            Fiduciary manages with regard to diversification;

                  (d) the liquidity and current rate of return of that portion of the portfolio managed by the Fiduciary relative to the anticipated cash flow requirements of the Plan;

                  (e) the projected return of that portion of the portfolio
            managed by the Fiduciary relative to the funding objectives of the Plan;

                  (f) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and

                  (g) the risks associated with an investment in the Fund and the fact that the limited partners will not be able to redeem their Interests, although at the Board's sole discretion, the Fund may from time to time repurchase Interests pursuant to tender offers; and

            (2) the Fiduciary (a) is responsible for the decision to invest in the Fund; (b) is independent of the Fund, the Board, the Placement Agent, and their affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the undersigned Fiduciary or Plan has not relied primarily on any advice or recommendation of the Board, the Placement Agent, or any of their affiliates.

(K)   The Investor agrees and is aware that:

            (1) No Federal or state agency has passed upon the Interests or made any findings or determination as to the fairness of this investment;

            (2) There are substantial risks of loss of investment incidental to the purchase of the Interests, including those summarized in the Memorandum;

            (3) The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Agreement are made with the intent that they be relied upon by the Fund, the Board, the Administrator and the Placement Agent in determining its suitability as a purchaser of the Interests, and shall survive its admission as a member or limited partner in the Fund. In addition, the Investor undertakes to notify the Placement Agent immediately of any change in any representation, warranty or other information relating to the Investor set forth herein; and

            (4) Account executives receive compensation from the Placement Agent, including compensation based upon assets under management.

(L) The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the incorporation papers, by-laws, indenture of trust or partnership agreement, as may be applicable, of the Investor. The signature on this agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same, or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.

(M) The Investor has reviewed the website of the Treasury Department's Office of Foreign Assets Control ("OFAC") , and conducted such other investigation as he or it deems necessary or prudent, prior to making these representations and warranties.

(N) The Investor is not aware of any facts or circumstances that would reasonably be expected to lead Investor to believe that any of the funds tendered for the acquisition of the Interests are directly or indirectly derived from activities that may contravene U.S. federal, state or non-U.S. laws and regulations, including anti-money laundering laws.

(O) Investor understands and agrees that the investment of funds is prohibited by or restricted with respect to any persons or entities that: (i) are acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including

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those persons or entities that are included on any of the OFAC lists; (ii)
reside or have a place of business in a country or territory named on any of such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering ("FATF") , or whose subscription funds are transferred from or through such a jurisdiction; (iii) are "Foreign Shell Banks" within the meaning of the USA PATRIOT Act; or (iv) reside in or are organized under the laws of a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. Such persons or entities in (i) through (iv) are collectively referred to as "Restricted Persons." Investor is not and Investor is not aware of any facts or circumstances that would reasonably be expected to lead Investor to believe that any investors in Investor or any person controlling, controlled by, or under common control with the Investor, or for whom the Investor is acting as agent or nominee in connection with the acquisition of the Interests, is a Restricted Person.

(P) The Investor acknowledges and understands that the Fund in its discretion may decline to accept any subscription for Interests by a person who is a "Covered Person" within the meaning of the Guidance on Enhanced Scrutiny for Transactions that May Involve the Proceeds of Foreign Official Corruption, issued by the Department of the Treasury, et al., January, 2001, i.e., a senior foreign political figure, or an immediate family member or close associate of a senior foreign political figure. Accordingly, if the Investor is a pooled investment vehicle, and to the extent that it is not prohibited by law or contract from doing so, Investor agrees to inform the Fund and the Investment Manager, prior to its acquisition of Interests, if it is aware of any facts or circumstances that would reasonably be expected to lead it to believe that any investors in the Investor, or any person controlling, controlled by, or under common control with, the Investor, or for whom the Investor is acting as agent or nominee in connection with the acquisition of Interests, is a Covered Person.

(Q) The Investor agrees to provide any information deemed necessary by the Fund or the Investment Manager, each acting in its sole discretion, to comply with its anti-money laundering responsibilities and policies to the extent required by law and subject to appropriate confidentiality agreements.

(R) The Investor authorizes and permits each of the Fund and the Investment Manager, using each's reasonable business judgment, to report information about Investor to appropriate authorities, and the Investor agrees not to hold them liable for any loss or injury that may occur as the result of providing such information. In addition, if the Investor is a pooled investment vehicle, the Investor authorizes and permits each of the Fund and the Investment Manager, using each's reasonable business judgment, to report information about any investors in the Investor, or about any persons controlling, controlled by, or under common control with, the Investor, or for whom the Investor is acting as agent or nominee in connection with the acquisition of an Interest, and the Investor agrees not to hold the Fund or the Investment Manager liable for any loss or injury that may occur as the result of providing such information.

(S) The Investor agrees that, in the event of a material change with respect to the information provided in connection with the purchase of the Interests, the Investor will provide the Fund promptly with updated information affected by the material change.

(T) The Investor agrees that, notwithstanding any other statement to the contrary in any agreement into which the Investor has entered which relates to the Fund or Memorandum, if the Fund or the Investment Manager determines that the Investor has appeared on a list of known or suspected terrorists or terrorist organizations compiled by any U.S. or foreign governmental agency, or that any information provided by the Investor was not, at the time it was given, or, is no longer, materially true or accurate, each of the Fund and the Investment Manager, without limiting any other rights available to them under the Subscription Agreement or the Fund Agreement, will be authorized to take any action necessary or appropriate to comply with applicable law, including, but not limited to, removal of the Investor from the Fund and/or notification to the federal authorities.

(U) The Investor understands that Mayer, Brown, Rowe & Maw LLP acts as counsel to the Fund and as counsel to the Investment Manager, the Placement Agent, and their affiliates. The Investor also understands that, in connection with this offering of Interests and subsequent advice to the Fund, Mayer, Brown, Rowe & Maw LLP will not be

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representing investors in the Fund, including the Investor, and no independent counsel has been retained to represent investors in the Fund.

III. GENERAL

(A) The Investor agrees to indemnify and hold harmless the Fund, its Board, the Investment Manager, the Placement Agent, the Administrator and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor in this Subscription Agreement or in any other document furnished by the Investor to any of the foregoing in connection with this transaction or (b) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor.

(B) The Investor, as principal, hereby appoints the Fund as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge, swear to and file:

            (1) any partnership certificate, business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Fund, or required by any applicable Federal, state, or local or foreign law;

            (2) the Fund Agreement and any amendment duly approved as provided therein; and

            (3) any and all instruments, certificates and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Fund.

This power of attorney is coupled with an interest, is irrevocable, and shall survive and shall not be affected by, the subsequent death, disability, incompetency, termination, bankruptcy, insolvency or dissolution of the Investor; provided, however, that this power of attorney will terminate upon the substitution of another Member for all of the Investor's investment in the Fund or upon the withdrawal of the Investor from the Fund pursuant to any periodic tender or otherwise.

(C) If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

IV.   TRUSTEE, AGENT, REPRESENTATIVE OR NOMINEE

      If the Investor is acting as trustee, agent, representative or nominee for a subscriber (a "Beneficial Owner"), the Investor understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor (A) with respect to the Investor and (B) with respect to the Beneficial Owner of the Interests subscribed for hereby. The Investor further represents and warrants that he has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement. The Investor also agrees to indemnify the Fund, its Board, the Administrator, the Placement Agent and each of their officers and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Investor's or the Beneficial Owner's misrepresentation or misstatement contained herein, or the assertion of the Investor's lack of proper authorization from the Beneficial Owner of the Interests subscribed for hereby to enter into this Subscription Agreement or perform the obligations hereof.

V.    ADDITIONAL INFORMATION AND SUBSEQUENT CHANGES IN THE FOREGOING
      REPRESENTATIONS

      The Placement Agent may request from the Investor such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire the Interests, and may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold the Interests or to enable the Placement Agent to determine the Fund's compliance with applicable regulatory requirements or tax status, and the Investor shall provide such information as may reasonably be requested.

      Each person acquiring the Interests must satisfy the criteria set forth herein both at the time of subscription and at all times thereafter until such person ceases to be limited partner of the Fund. Accordingly, the Investor agrees to notify the Placement Agent promptly if there is any change with respect to any of the foregoing information or representations and to provide the Placement Agent with such further information as the Placement Agent may reasonably require. In addition, the Investor agrees that if in the future the Investor makes an additional capital contribution to the Fund, the Investor shall be deemed to have reaffirmed as of such date each and every representation made by the Investor in this Subscription Agreement, except to the extent modified in writing by the Investor and consented to by the Board. Any other information which the Investor has heretofore furnished and herewith furnishes to the Placement Agent with respect to the Investor's financial position and business experience is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information prior to its admission to the Fund as a limited partner, the Investor will immediately furnish such revised or corrected information to the Placement Agent.

      No representations or warranties except as contained in the Memorandum have been made to the Investor by the Fund, the Board, the Administrator, the Placement Agent or any of their respective officers, employees, agents or affiliates. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to its conflict of law rules.

      ANY CLAIM FOR MONEY DAMAGES BETWEEN THE PARTIES IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT WILL BE RESOLVED BY BINDING ARBITRATION ON AN EXPEDITED BASIS IN THE CITY OF RALEIGH AND COUNTY OF WAKE, STATE OF NORTH CAROLINA IN ACCORDANCE WITH THE THEN PREVAILING RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND ANY JUDGMENT MAY BE ENTERED INTO ANY COURT HAVING JURISDICTION THEREOF.

      All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

      This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                           FOR GEORGIA RESIDENTS ONLY

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                           THIS PAGE MUST BE COMPLETED
                             (Please Print or Type)              #

(1) Full Legal Name of Investing        (3) TYPE OF INVESTOR - PLEASE CHECK ONE:
     Individual or Investing Entity         [ ] Individual

(2) Social Security No./Tax ID Number       [ ] Joint Tenants (with rights of
                                                survivorship)

                                            [ ] Tenants in Common
                                            [ ] Community Property
                                            [ ] Corporation
                                            [ ] Partnership
                                            [ ] Investment Company
                                            [ ] Limited Liability Company
                                            [ ] Trust
                                            [ ] Foundation
                                            [ ] Endowment
                                            [ ] Individual Retirement Account
                                            [ ] Employee Benefit Plans (e.g.,
                                                Profit Sharing Plans, Defined
                                                Benefit Plans, Keogh Plans,
                                                etc.)
                                            [ ]  Other (please explain)_________

(4) IS THE INVESTOR AN EMPLOYEE OR RELATIVE OF AN EMPLOYEE OF THE FUND OR A SERVICE PROVIDER TO THE FUND? [ ] Yes [ ] No

      IF YES, PLEASE STATE RELATIONSHIP AND/OR NAME OF ORGANIZATION:
      _______________________________

(5)   RESIDENCE OR PRINCIPAL PLACE OF BUSINESS ADDRESS AND OTHER CONTACT
      INFORMATION:

     [ ]  Mr. [ ]  Mrs.  [ ]  Ms.   [ ]  Miss  [ ]  Dr.  [ ]  Other:____________
     Name/Company: _____________________________________________________________
     Address: __________________________________________________________________
     ___________________________________________________________________________
     City:  _______________     State:________________  Zip Code: ______________
     Tel:  ________________     Fax:  ________________  Email:  ________________

(6) FULL MAILING ADDRESS (EXACTLY AS IT SHOULD APPEAR ON CORRESPONDENCE), IF DIFFERENT FROM RESIDENCE ADDRESS:

      Name:_____________________________________________________________________
      Address:__________________________________________________________________
      __________________________________________________________________________
      City:  ______________    State:_________________  Zip Code: ______________

7. Do you prefer electronic delivery of all documents to the email address specified above?

                         [ ]      Yes                        [ ]     No

      Your selection will apply to ALL account-related documents. In making your selection, please note that many of the documents will contain confidential information that is specific to your personal financial matters.

      Regardless of the delivery method you select, the Fund and the Administrator will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.

      If you select electronic delivery, the Fund, via the Administrator, will deliver a document to you by sending you an e-mail that contains a copy of the document.

      The Administrator will use the e-mail or mailing address that is in its records. Your initial selection noted above will take effect immediately and will remain in effect as long as you maintain an investment with the Fund or until you notify the Fund of a change. You may change your delivery method or update your address at any time by notifying your account executive or the Administrator.

      The Fund does not impose any additional charge for electronic delivery.

                     INVESTOR INFORMATION AND FINANCIAL DATA

ALL INVESTORS: PLEASE CHECK THE APPROPRIATE BOX AND COMPLETE AS INDICATED. (NOTE: IF JOINT TENANTS OR TENANTS-IN-COMMON, THE ANSWERS PROVIDED MUST REPRESENT THE AGREEMENT OF BOTH TENANTS.)

(1)   Date of Birth or Formation Date of Entity:

(2)   Name of person making the investment decision:

(3) To be completed by the investment decision maker(s). Please list employment history during the last 5 years or immediately prior to retirement. Note: If joint tenants or tenants-in-common, both tenants must complete.

 EMPLOYER  NATURE OF BUSINESS  POSITION      NATURE OF RESPONSIBILITIES  LENGTH OF TIME
                                                                          IN POSITION

(4)

      [ ]   The individual(s) responsible for making the decision to invest in
     Check  the Fund did NOT rely on the advice of Check any consultant or advisor in formulating the investment decision.

      [ ]   If you did rely on the advice of a consultant or advisor
     Check  with respect to this investment decision, please  provide the name of such consultant or advisor:

      (5) Does the Investor have sufficient knowledge and investment experience to evaluate the merits and risks of an investment in the Fund? [ ] Yes [ ] No

      (6) Please indicate the Investor's experience with the following types of investments made during the last 5 years:

                                                             NEVER       SELDOM    OCCASIONALLY  FREQUENTLY

-   Publicly traded U.S. Equity Securities                    [ ]          [ ]          [ ]          [ ]
-   Publicly traded non-U.S. Equity Securities                [ ]          [ ]          [ ]          [ ]
-   Mutual Funds/Closed End Investment Companies              [ ]          [ ]          [ ]          [ ]
-   Private Investment Limited Partnership Interests          [ ]          [ ]          [ ]          [ ]

(7)   [ ]   The Investor has received, carefully read and understands the Fund
     Check  Agreement and the Memorandum, and understands the organization and investment objectives and policies of, and the risks and expenses of an investment in, the Fund. The Investor is aware of the limited provisions for transferability and withdrawal from the Fund as set forth in the Memorandum and the Fund Agreement. Please be aware that transfers are an accommodation made by the Board on an exception basis, which the Board does not intend to permit. Note: If joint tenants or tenants-in-common, the answer provided must represent the agreement of both tenants.

(8)   Is the Investor U.S federal income tax-exempt or tax-deferred?
                        [ ] Yes [ ] No

      If yes, please indicate the basis for this exemption or deferral (i.e., IRA, ERISA, etc.): _______________

(9)   [ ]   The Investor hereby certifies that it has read and understood the
            "Tax Aspects" section of the Memorandum, including the discussion
     Check  related to the possibility of a tax-exempt entity realizing unrelated business taxable income, and has consulted with its tax adviser, if necessary, with respect to the tax consequences of becoming a limited partner of the Fund.

      [ ] The Investor hereby certifies that it understands that while estimated tax information is anticipated to be given to investors
     Check prior to April 15 each year, final tax information contained in the Form K-1 is not given to investors until after April 15 each year and the timing of receipt of both the estimated and final information is subject to receipt of necessary information from the Fund's underlying managers.

(10)  What percentage of your total net worth will this investment represent?

         [ ] If over 20%, please indicate amount: ______%
         [ ] 20% - 10%       [ ] Less than 10%

(11) What percentage of your liquid net worth will this investment represent, EXCLUSIVE of home, home furnishings and automobiles?

         [ ] If over 20%, please indicate amount: ______%
         [ ] 20% - 10% [ ] Less than 10%

(12) CERTIFICATION OF NON-FOREIGN STATUS: (Note: If joint tenants or tenants-in-common, the answer provided must represent the agreement of both tenants.)

      [ ] The Investor hereby certifies that it is not (1) a non-resident alien or (2) a foreign corporation, foreign partnership, foreign
     Check trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. income taxation. The Investor agrees to notify the Fund within sixty (60) days of the date it becomes a foreign person/entity. The Investor further certifies that its name, U.S. Tax Identification number, home address (in the case of an individual or joint tenant) and business address (in the case of an entity), as appear elsewhere in this Subscription Agreement, are true and correct. The Investor understands that these certifications may be disclosed to the Internal Revenue Service by the Fund and that under penalty of perjury any false statement contained in this paragraph may be punishable by fine, imprisonment or both.

               INDIVIDUALS, INDIVIDUAL RETIREMENT ACCOUNTS (IRA),
                       JOINT TENANTS AND TENANTS-IN-COMMON

ACCREDITED INVESTOR STATUS AND QUALIFIED CLIENT STATUS

      [ ]   I certify that I have an individual net worth(2), or my spouse and I
     Check  have a combined net worth, in excess of $1,500,000.

(2)   See footnote 1 for the definition of "net worth."

            CORPORATIONS, PARTNERSHIPS OR LIMITED LIABILITY COMPANIES

Please check the appropriate boxes in Sections 1, 2 and 3 below.

1.    ACCREDITED INVESTOR STATUS
     Check
(a)   [ ]   The Investor certifies that it has total assets in excess of
            $5,000,000 and was not formed for the specific purpose of acquiring the Interests offered;

                                     - OR -

(b)   [ ]   The Investor certifies that all of its underlying equity owners are
     Check  accredited (i.e., generally individuals with an individual or joint net worth(3) in excess of $1,000,000, or entities with total assets in excess of $5,000,000). EACH EQUITY OWNER MUST COMPLETE EXHIBIT A.

            PLEASE LIST BELOW THE NAMES OF ALL EQUITY OWNERS:
            _________________________   _____________________________
            _________________________   _____________________________
            _________________________   _____________________________
            _________________________   _____________________________

2.    QUALIFIED CLIENT STATUS

      A. Is the Investor primarily engaged (or does it have more than 40% of its assets) in owning, holding or trading in securities, including investments in limited partnerships or limited liability companies such as the Fund, AND does the Investor fall into one of the categories listed below:

            (i) An investment company registered under the Company Act (an "Investment Company"); OR

            (ii)An investment vehicle excluded from registering as an investment company by virtue of Section 3(c)(1) of the Company Act because it is a non-publicly offered entity whose securities are beneficially owned by less than 100 persons (a "Private Fund Entity"); OR

            (iii) A business development company as defined in Section 202(a)(22) of the Advisers Act (a "Business Development Company").

                        [ ]        Yes            [ ]      No

            If "Yes," please proceed to 2(B) on the next page.

            If "No," please complete 2(C) on the next page and state your primary business below:

(3)   See footnote 1 for the definition of "net worth."

      B. FOR INVESTMENT VEHICLES RESPONDING "YES"

            [ ]   I certify that I am the authorized representative (i.e.,
           Check  President, General Partner, Trustee, etc.) of the Investor and
                  certify that the Investor is a qualified client because it is not formed for the purpose of investing in the Fund AND EACH
                  AND EVERY EQUITY OWNER OF THE INVESTOR IS EITHER:

                  [ ]   (i) a natural person with an individual net worth(4)
                 Check  (including assets held jointly with their spouse) in excess of $1,500,000; OR

                  [ ]   (ii) not an Investment Company, a Private Fund Entity or
                 Check  a Business Development Company (as such terms are
                        defined in Statement 2(A)(2) above) and has a net worth in excess of $1,500,000; OR

                  [ ]   (iii) an Investment Company, a Private Fund Entity or a
                 Check  Business Development Company (as such terms are defined in Statement 2(A)(2) above) of which each and every equity owner is a person or entity described in clauses
                        (i) and (ii) of this Statement (B).

                  PLEASE LIST BELOW THE NAMES OF ALL EQUITY OWNERS:

                  _________________________   _____________________________
                  _________________________   _____________________________
                  _________________________   _____________________________
                  _________________________   _____________________________

      C. OTHER VEHICLES RESPONDING "NO"

      [ ] I certify that I am the authorized representative (i.e., President, General Partner, Member) of the Investor and that the Investor has a
     Check  net worth in excess of $1,500,000.

3. FOR ALL INVESTORS WHO ARE CORPORATIONS, PARTNERSHIPS OR LIMITED LIABILITY COMPANIES

      [ ] The Investor certifies that its shareholders or partners are not permitted to opt in or out of particular investments made by the
     Check Investor, and each person participates in all investments made by the Investor pro rata in accordance with its interest in the Investor.

      [ ]   The Investor certifies that it has submitted with this Subscription
     Check  Document the applicable required formation documents as set forth on page 1 hereto.

(4)   See footnote 1 for the definition of "net worth."

                            CERTIFICATE OF SECRETARY
                             (CORPORATE RESOLUTION)

      I, _____________________________ Secretary of ___________________________,
a corporation duly organized and existing under the laws of the State of ________________ , do hereby certify that the following is a full, true and correct copy of certain resolutions of the Board of said corporation, duly and regularly passed and adopted by appropriate corporate action on ___________________________, ____.

      RESOLVED: That this corporation is authorized to purchase an interest in Hatteras Multi-Strategy Fund II, L.P. for a total purchase price of $_______________.

      RESOLVED FURTHER: That _________________________________________________,
      ___________________________ and ___________________ is (are) hereby authorized and directed, for and on behalf of this corporation, to do such acts or things and execute such documents as are necessary or desirable in order to effect such purchase.

      I further certify that said resolutions are still in force and effect and have not been amended or revoked.

      IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary and affixed the corporate seal of said corporation on this _____ day of___________,_____.

AUTHORIZED SIGNATURE:     SEAL*

________________________________
Secretary

*Corporate seal should be affixed. Failure to affix will not affect validity or reliance.

                                     TRUSTS

FOR REVOCABLE TRUSTS: PLEASE CHECK THE APPROPRIATE BOX(ES) IN SECTION 1. FOR IRREVOCABLE TRUSTS: PLEASE CHECK THE APPROPRIATE BOX(ES) IN SECTION 2. IN ADDITION, ALL TRUST INVESTORS: PLEASE CHECK THE APPROPRIATE BOXES SECTION 3.

1.    REVOCABLE TRUSTS

      ACCREDITED INVESTOR STATUS AND QUALIFIED CLIENT STATUS

            [ ] The Investor hereby certifies that it is a revocable trust which may be amended or revoked at any time by the grantors
           Check thereof, and (i) each grantor of the trust is a natural person with an individual net worth(5) including assets held jointly with their spouse, in excess of $1,500,000; and (ii) the purchase of the Interests is being directed by a sophisticated person (i.e., one who possesses knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the prospective investment). EACH GRANTOR MUST COMPLETE EXHIBIT A.

2.    IRREVOCABLE TRUSTS

      ACCREDITED INVESTOR STATUS AND QUALIFIED CLIENT STATUS

            [ ] The Investor hereby certifies that (i) it is an irrevocable trust with total assets in excess of $5,000,000; (ii) it was
           Check not formed for the specific purpose of acquiring the Interests offered; and (iii) the purchase of the Interests is being directed by a sophisticated person (i.e., one who possesses knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the prospective investment).

3.    FOR ALL INVESTORS WHO ARE TRUSTS

            [ ] The Investor certifies that its beneficiaries are not permitted to opt in or out of particular investments made by
           Check the Investor, and each person participates in all investments made by the Investor pro rata in accordance with its interest in the Investor.

            [ ] The Investor certifies that it has submitted with this Subscription Document the applicable required formation
           Check  documents as set forth on page 1 hereto.

-------------------
(5) See footnote 1 for the definition of "net worth."

                     EMPLOYEE BENEFIT PLANS AND KEOGH PLANS

Please check the appropriate boxes in Sections 1 and 2 below.

1. ACCREDITED INVESTOR AND QUALIFIED CLIENT STATUS

    The Investor hereby certifies that it is:

    (a) [ ] an employee benefit plan within the meaning of ERISA, or it is a Check plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and has total assets in excess of $5,000,000; OR

    (b) [ ] an employee benefit plan within the meaning of ERISA which has a Check net worth(6) in excess of $1,500,000, and the decision to invest in the Fund was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser. The name of the plan fiduciary is: ______________________________; OR

    (c) [ ] a self-directed plan (such as a Keogh Plan) and the equity owner Check who is participating in the investment in the Fund is a natural person with an individual net worth (including assets held jointly with their spouse) in excess of $1,500,000. THE PARTICIPATING EQUITY OWNER MUST COMPLETE EXHIBIT A.* IN ADDITION, PLEASE COMPLETE THE ATTACHED AUTHORIZATION LETTERS ON THE NEXT PAGE. PLEASE REVIEW YOUR EMPLOYEE BENEFIT PLAN PRIOR TO SUBMITTING THIS SUBSCRIPTION APPLICATION TO INSURE THAT YOUR PLAN SPECIFICALLY ALLOWS FOR SELF-DIRECTION OF INVESTMENTS BY PLAN PARTICIPANTS; OR

    (d) [ ] an employee benefit plan within the meaning of ERISA in which Check each and every one of its equity owners are either: (i) a natural person with an individual net worth (including assets held jointly with their spouse) in excess of $1,500,000, or (ii) an entity of which each and every equity owner is a natural person with an individual net worth (including assets held jointly with their spouse) in excess of $1,500,000. EACH EQUITY OWNER MUST COMPLETE EXHIBIT A.*

            * FOR INVESTORS WHO CHECKED THE BOX NEXT TO ITEM (C) ABOVE, PLEASE LIST BELOW THE NAME OF THE PARTICIPATING EQUITY OWNER. FOR INVESTORS WHO CHECKED THE BOX NEXT TO ITEM (D) ABOVE, PLEASE LIST BELOW THE NAMES OF ALL EQUITY OWNERS.

            ___________________           ____________________
            ___________________           ____________________
            ___________________           ____________________

2. FOR ALL INVESTORS WHO ARE EMPLOYEE BENEFIT PLANS OR KEOGH PLANS

      [ ]   For plans qualifying under Section 1(a), (b) or (d) above, the
     Check  Investor certifies that its beneficiaries are not permitted to opt in or out of particular investments made by the Investor, and each person participates in all investments made by the Investor pro rata in accordance with its interest in the Investor.

      [ ]   The Investor certifies that it has submitted with this
     Check  Subscription Document the applicable required formation documents as set forth on page 1 hereto.

-------------------
(6) See footnote 1 for the definition of "net worth."

IF YOU CHECKED THE BOX NEXT TO ITEM 1(C) ON THE PRIOR PAGE, PLEASE HAVE THE FOLLOWING AUTHORIZATIONS COMPLETED AS NECESSARY IN ACCORDANCE WITH THE INVESTING PLAN'S SELF-DIRECTION PROVISIONS.

                        PARTICIPANT INVESTMENT DIRECTION

In accordance with Section _______ of the__________________________ (the "Plan")
the undersigned,________________________________ (the "Participant"), hereby directs the Trustee (as defined in the Plan) to invest
$ ______________________________ of his individual account within the Plan as an investment in Hatteras Multi-Strategy
Fund II, L.P.

Dated as of ______________, ______               By:    ________________________
                                                        Print Name of Investor
                                                        ________________________
                                                        Signature

                                     AND/OR

                               CONSENT OF TRUSTEE

In accordance with Section ______ of the _____________________________ (the
"Plan") the undersigned, __________________________, ___________________________
being the trustee(s) of the Plan hereby authorize(s) the self direction of $ ______________________________ of the individual account of
_______________________ in the Plan as an investment in Hatteras Multi-Strategy Fund II, L.P.

Dated as of _________, ______     By:  _______________________________________
                                       Print Name(s) of Authorized Signatory
                                       ________________________________________
                                       Print Name of Co-Signatory, if applicable

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Signature of Co-Signatory, if applicable

                                     AND/OR

                         AUTHORIZATION OF ADMINISTRATOR

In accordance with item _______ of the
_____________________________________________ (the "Plan"), the administrator of the Plan has determined that all Participants are permitted to direct the Trustees as to the investment of all or a portion of the interest in any one or more of their individual account balances (capitalized terms used herein without definition have the meanings given to them in the Plan). Furthermore, the administrator hereby represents that Hatteras Multi-Strategy Fund II, L.P. qualifies as a permissible investment in accordance with the provisions of said Plan.

Dated as of ___________, ____   ________________________________________________
                                Signature of Authorized Signatory Name and Title

                                ________________________________________________
                                Signature of Co-Signatory, if applicable

    OTHER ENTITIES - FOUNDATIONS, CHARITABLE ORGANIZATIONS, BANKS, AND OTHER
                                  INSTITUTIONS

Please check the appropriate boxes in Sections 1, 2 and 3 below.

1.  ACCREDITED INVESTOR STATUS

      The Investor certifies that it was not organized for the specific purpose of acquiring Interests in the Fund and it is either:

     (i) [ ]   a FOUNDATION, CHARITABLE ORGANIZATION or any other organization
       Check   described in Section 501(c)(3) of the Internal Revenue Code 1986,
               as amended, with a net worth(7) in excess of $5,000,000; or

     (ii)[ ]   an INSURANCE COMPANY as defined in Section 2(13) of the
       Check   Securities Act; or

     (iii) [ ] registered with the Securities and Exchange Commission as a
       Check BROKER OR DEALER or an INVESTMENT COMPANY, or has elected to be treated or qualifies as a "BUSINESS DEVELOPMENT COMPANY" (within the meaning of Section 2(a)(48) of the Company Act or Section 202(a)(22) of the Advisers Act); or

     (iv) [ ]  a BANK as defined in Section 3(a)(2) of the Securities Act, or
       Check   SAVINGS AND LOAN ASSOCIATION or other institution as defined in
               Section 3(a)(5)(A) of the Securities Act, acting in its individual capacity; or

     (v) [ ] (1) a BANK as defined in Section 3(a)(2) of the Securities Act, Check or SAVINGS AND LOAN ASSOCIATION or other institution as defined in Section 3(a)(5)(A) of the Securities Act, (2) acting in a fiduciary capacity, and (3) subscribing for the purchase of the securities being offered on behalf of a trust.

2. QUALIFIED CLIENT STATUS

      Is the Investor primarily engaged (or does it have more than 40% of its assets) in owning, holding or trading in securities, including investments in limited partnerships or limited liability companies such as the Fund, AND does the Investor fall into one of the categories listed below:

      (i) An investment company registered under the Company Act (an "Investment Company"); OR

      (ii) An investment vehicle excluded from registering as an investment company by virtue of Section 3(c)(1) of the Company Act because it is a non-publicly offered entity whose securities are beneficially owned by less than 100 persons (a "Private Fund Entity"); OR

      (iii) A business development company as defined in Section 202(a)(22) of the Advisers Act (a "Business Development Company").

                                 [ ] Yes [ ] No

      If "Yes," please proceed to 2(A) on the next page.

      If "No," please complete 2(B) on the next page and state your primary business below:

      __________________________________________________________________________

---------------
(7)    See footnote 1 for the definition of net worth.

      A. FOR INVESTMENT VEHICLES RESPONDING "YES":

      [ ]   I certify that I am the authorized representative (i.e.,
      Check President, General Partner, Trustee, etc.) of the Investor and
            certify that the Investor is an eligible client because it is not formed for the purpose of investing in the Fund AND EACH AND EVERY
            EQUITY OWNER OF THE INVESTOR IS EITHER:

            [X] (i) a natural person with an individual net worth(8) (including assets held jointly with their spouse) in excess of $1,500,000; OR

            [X] (ii) not an Investment Company, a Private Fund Entity or a Business Development Company (as such terms are defined in Statement 2(A)(2) above) and has a net worth in excess of $1,500,000; OR

            [X] (iii) an Investment Company, a Private Fund Entity or a Business Development Company (as such terms are defined in Statement 2(A)(2) above) of which each and every equity owner is a person or entity described in clauses (i) or (ii) of this Statement (B).

            PLEASE LIST BELOW THE NAMES OF ALL EQUITY OWNERS:

            ___________________________         ________________________________
            ___________________________         ________________________________
            ___________________________         ________________________________
            ___________________________         ________________________________

      B. OTHER VEHICLES RESPONDING "NO":

      [X] I certify that I am the authorized representative (i.e., President, General Partner, Trustee) of the Investor and certify that the Investor has a net worth in excess of $1,500,000.

3. FOR ALL INVESTORS WHO ARE FOUNDATIONS, CHARITABLE ORGANIZATIONS, BANKS, AND OTHER INSTITUTIONS

      [X] The Investor certifies that its shareholders, beneficiaries or members are not permitted to opt in or out of particular investments made by the Investor, and each person participates in all investments made by the Investor pro rata in accordance with its interest in the Investor.

      [X] The Investor certifies that it has submitted with this Subscription Document the applicable required formation documents as set forth on page 1 hereto.

-------------------------
(8)           See footnote 1 for the definition of net worth.

                                 SIGNATURE PAGE

THE INVESTOR ACKNOWLEDGES HAVING READ THE LIMITED PARTNERSHIP AGREEMENT OF THE FUND (THE "FUND AGREEMENT") IN ITS ENTIRETY BEFORE SIGNING THIS SUBSCRIPTION DOCUMENT, INCLUDING THE PREDISPUTE ARBITRATION CLAUSE SET FORTH IN SEC. V HEREIN. BY SIGNING BELOW, THE INVESTOR FURTHER ACKNOWLEDGES RECEIPT OF A COPY OF THE FUND AGREEMENT AND BY EXECUTING THIS AGREEMENT, A COUNTERPART SIGNATURE PAGE TO THE FUND AGREEMENT SHALL BE DEEMED TO BE EXECUTED.

1. Pursuant to the Fund Agreement of the Fund, the Investor is hereby admitted as a limited partner of the Fund, effective as of the Acceptance Date.

2. From and after the Acceptance Date, the Investor hereby agrees to be bound by each and every term and provision of the Fund Agreement and, in furtherance thereof, hereby agrees that by its execution of this Agreement, it shall be and become a party to the Fund Agreement, that all representations made by it in this Agreement are true and accurate, and authorizes the Investment Manager (as designee of the Board of Directors of the Fund) to sign such counterpart signature page on its behalf.

IN WITNESS WHEREOF, the Investor and the Investment Manager (as designee of the Board of Directors of the Fund) have signed this Agreement as of the Acceptance Date.

                                                          AMOUNT OF SUBSCRIPTION

      HATTERAS MULTI-STRATEGY FUND II, L.P.                     $_______

Print Name of Investor (STATE NAME OF INVESTING ENTITY, I.E., IRA, JTWROS)

Signature                           Co-signatory (or signature of joint tenant,
                                    additional trustee, general partner,
                                    director, etc.) if applicable

Print Name of Signatory and Title                     Print Name of Co-signatory

DO NOT WRITE BELOW THIS POINT      BY:  _____________, AS THE INVESTMENT MANAGER

ACCEPTANCE DATE:  _______________, ____  By: ___________________________________

                                 SIGNATURE PAGE

THE INVESTOR ACKNOWLEDGES HAVING READ THE LIMITED PARTNERSHIP AGREEMENT OF THE FUND (THE "FUND AGREEMENT") IN ITS ENTIRETY BEFORE SIGNING THIS SUBSCRIPTION DOCUMENT, INCLUDING THE PREDISPUTE ARBITRATION CLAUSE SET FORTH IN SEC. V HEREIN. BY SIGNING BELOW, THE INVESTOR FURTHER ACKNOWLEDGES RECEIPT OF A COPY OF THE FUND AGREEMENT AND BY EXECUTING THIS AGREEMENT, A COUNTERPART SIGNATURE PAGE TO THE FUND AGREEMENT SHALL BE DEEMED TO BE EXECUTED.

1. Pursuant to the Fund Agreement of the Fund, the Investor is hereby admitted as a limited partner of the Fund, effective as of the Acceptance Date.

2. From and after the Acceptance Date, the Investor hereby agrees to be bound by each and every term and provision of the Fund Agreement and, in furtherance thereof, hereby agrees that by its execution of this Agreement, it shall be and become a party to the Fund Agreement, that all representations made by it in this Agreement are true and accurate, and authorizes the Investment Manager (as designee of the Board of Directors of the Fund) to sign such counterpart signature page on its behalf.

IN WITNESS WHEREOF, the Investor and the Investment Manager (as designee of the Board of Directors of the Fund) have signed this Agreement as of the Acceptance Date.

                                                        AMOUNT OF SUBSCRIPTION

         HATTERAS MULTI-STRATEGY FUND II, L.P.                 $________

Print Name of Investor (STATE NAME OF INVESTING ENTITY, I.E., IRA, JTWROS)

Signature                    Co-signatory (or signature of joint tenant,
                             additional trustee, general partner, director, etc.) if applicable

Print Name of Signatory and Title                     Print Name of Co-signatory

DO NOT WRITE BELOW THIS POINT    BY:  _______________, AS THE INVESTMENT MANAGER

ACCEPTANCE DATE:  ____________________, ____  By: ______________________________

THE UNDERSIGNED CERTIFIES THAT THE FOLLOWING INFORMATION IS COMPLETE AND ACCURATE AND FURNISHED WITH KNOWLEDGE THAT IT WILL BE RELIED UPON BY THE FUND, THE INVESTMENT MANAGER, THE ADMINISTRATOR AND PLACEMENT AGENT FOR THE FUND, THE BOARD OF DIRECTORS OF THE FUND, THEIR RESPECTIVE AFFILIATES AND PERSONS ACTING ON THEIR BEHALF.

--------------------------------------------------------------------------------
                                    EXHIBIT A
--------------------------------------------------------------------------------

ACCREDITED INVESTOR STATUS OF EACH (1) EQUITY OWNER OF A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY; (2) PARTICIPATING EQUITY OWNER OF AN EMPLOYEE BENEFIT PLANS OR KEOGH PLANS; OR (3) GRANTOR OF A TRUST (COPY THIS PAGE AS NECESSARY)

I certify that I am aware that for purposes of Regulation D, corporations, partnerships, trusts or other entities may qualify as accredited investors if all of the equity owners or grantors of the Investors qualify individually as accredited investors. The undersigned underlying equity owner or grantor of the Investor hereby certifies that it is an accredited investor because it is either:

    Check

a . [ ] an individual with an individual net worth(9) (including assets held jointly with their spouse) in excess of $1,000,000; or

    Check

b.  [ ] an entity with total assets in excess of $5,000,000.

   SELECTED FINANCIAL DATA

(1) Total Net Worth (inclusive of home, home furnishings and automobiles)

    [ ]            [ ]           [ ]             [ ]             [ ]
    $1,000,000-    $1,500,000-   $5,000,000-     $10,000,000-    Over
    $1,499,999     $4,999,999    $9,999,999      $24,999,999     $25,000,000

(2) Liquid Net Worth (exclusive of this investment)

    [ ]            [ ]           [ ]             [ ]             [ ]
    $1,000,000-    $1,500,000-   $5,000,000-     $10,000,000-    Over
    $1,499,999     $4,999,999    $9,999,999      $24,999,999     $25,000,000

(3) Annual Gross Income (as reported for federal income tax purposes)

    TWO YEARS AGO:

      [ ]         [ ]         [ ]         [ ]         [ ]          [ ]
      Under       $100,000-   $200,000-   $500,000-   $750,000-    Over
      $100,000    $199,999    $499,999    $749,999    $999,999     $1,000,000

    LAST YEAR:

      [ ]         [ ]         [ ]         [ ]         [ ]          [ ]
      Under       $100,000-   $200,000-   $500,000-   $750,000-    Over
      $100,000    $199,999    $499,999    $749,999    $999,999     $1,000,000

    CURRENT YEAR (ANTICIPATED):

      [ ]         [ ]         [ ]         [ ]         [ ]          [ ]
      Under       $100,000-   $200,000-   $500,000-   $750,000-    Over
      $100,000    $199,999    $499,999    $749,999    $999,999     $1,000,000

      __________________________________   _____________________________________
      Print Name of Investing Entity       Print Name of Equity Holder/Grantor

      __________________________________   Dated: ______________________, ______
      Signature of Equity Holder/Grantor

(9)   See footnote 1 for the definition of "net worth."

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                                                                       EXHIBIT B

                                 PRIVACY POLICY

OUR COMMITMENT TO YOUR PRIVACY: Hatteras Investment Partners LLC has a standing policy of protecting the confidentiality and security of information we collect about our clients. We do not share nonpublic information about you ("Information") outside of our affiliates without your consent except for the specific purposes described below, in accordance with all applicable laws. This Notice describes the Information we may gather and the circumstances under which we may share it.

WHY WE COLLECT AND HOW WE USE INFORMATION: We limit the collection and use of Information to the minimum we require to deliver superior service to you. Such service includes advising you about our products, services and other opportunities, maintaining your accounts with us, processing transactions requested by you or other persons authorized by you, and administering our business.

HOW WE GATHER INFORMATION: We get most Information directly from you, when you apply for, access and use our and our business associates' financial products and services - whether in person, by telephone or electronically. We may verify this information or get additional information from consumer reporting agencies or public sources. This Information may relate to your finances, employment, avocations or other personal characteristics, as well as transactions and interactions with or through us or with others.

HOW WE PROTECT INFORMATION: Our employees, registered representatives and investment adviser representatives acting on our behalf are required to protect the confidentiality of Information and to comply with our established policies. They may access Information only when there is an appropriate reason to do so, such as to administer or offer our products or services. We also maintain physical, electronic and procedural safeguards to protect Information, which comply with all applicable laws. Employees who violate our Privacy Policy will be subject to disciplinary process.

DISCLOSURE OF INFORMATION: We may disclose any Information when we believe it necessary for the conduct of our business, or where disclosure is required by law. For example, Information may be disclosed for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies to help us, among other things, prevent fraud. In addition, we may disclose Information to other companies or third party service providers, including the a custodian or administrator, (i) to enable them to provide business services for us, such as performing computer related or data maintenance or processing services for us, (ii) to facilitate the processing of transactions requested by you, (iii) to assist us in offering our or other companies' products and services to you, or (iv) for credit review or reporting purposes. We may also provide Information to other companies or non-affiliated companies with which we have joint marketing agreements such as an agreement with a broker-dealers or registered investment advisers enabling us to offer you our or certain of their products or services. Except in those specific, limited situations, without your consent, we will not make any disclosures of Information to other companies who may want to sell their products or services to you. Moreover, it is our policy to require all third parties that are to receive any Information to sign strict confidentiality agreements.

TO WHOM THIS POLICY APPLIES: This Notice applies to us, along with all funds managed or administered by us, including but not limited to, Hatteras Diversified Strategies Fund LP, Hatteras Diversified Strategies Fund LP, Hatteras Diversified Strategies Offshore Fund Ltd., Hatteras Multi-Strategy Fund I, L.P. and Hatteras Multi-Strategy Fund II, L.P.

OUR FORMER CLIENTS: Even if you are no longer a client, our Privacy Policy will continue to apply to you.

ACCESS TO AND CORRECTION OF INFORMATION: Upon your written request, we will make available for your review any file we may maintain for your personal Information; provided, however, that any Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If you notify us that any Information is incorrect, we will review it. If we agree, we will correct our records. If we do not agree, you may submit a short statement of dispute, which we will include in any future disclosure of the disputed Information.

FURTHER INFORMATION: We reserve the right to change this Privacy Policy at any time. The examples contained within this Privacy Policy are illustrations and are not intended to be exclusive. This Notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you.

OPT OUT: You may direct Hatteras not to make disclosures to non-affiliated third parties (other than disclosures necessary to conduct our business or permitted by law). Clients wishing to opt out of disclosures to non-affiliated third parties may call the following number: (919) 846-2324.